EXECUTION VERSION

SECOND AMENDMENT

This Second Amendment, dated as of March 22, 2013 (this “Amendment”), among SOUTHERN STAR CENTRAL CORP. (the “Borrower”), ROYAL BANK OF CANADA, as a lender and issuing bank (“RBC”), U.S. BANK, NATIONAL ASSOCIATION, as a lender (together with RBC, the “Existing Lenders”), ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”), and BANK OF AMERICA, N.A., as the New Lender (as defined below).
WITNESSETH:

WHEREAS, the Borrower, the Existing Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of July 3, 2012, as amended pursuant to the First Amendment thereto dated as of August 17, 2012 (as further amended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, (i) increase the aggregate Revolving Commitments thereunder from $65,000,000 to $125,000,000 and (ii) remove the provisions and definitions related to the Borrower’s ability to request incremental commitments described in Section 2.18 thereof;

WHEREAS, pursuant to the terms hereof, the Existing Lenders shall increase their respective Revolving Commitments pursuant to the terms hereof and Bank of America, N.A. (the “New Lender”) shall provide new Revolving Commitments under the Credit Agreement and will become a party thereto; and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders are willing to agree to the requested amendments subject to the provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.    Amendments to Definitions.
a. The definitions of “Increased Facility Activation Date”, “Increased Facility    Activation Notice”, “Increased Facility Closing Date”, “New Lender” and    “New Lender Supplement” in Section 1.1 of the Credit Agreement are hereby    deleted in their entirety.
b. The definition of “Revolving Commitment” in Section 1.1 of the Credit
Agreement is hereby deleted in its entirety and replaced with the following:
““Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on
Schedule 1.1A or in the Assignment and Assumption pursuant to

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which such
Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The amount of the Total Revolving
Commitments as of the Second Amendment Effective Date is $125,000,000.”
c. The following definitions shall be added to Section 1.1 of the Credit    Agreement in proper alphabetical order:

i.    “Second Amendment”: the Second Amendment to the Credit
Agreement dated as of March 22, 2013, among the Borrower, U.S. Bank, National Association, Royal Bank of Canada, the
Administrative Agent and Bank of America, N.A.
ii.     “Second Amendment Effective Date”: the effective date of the
Second Amendment, which date is March 22, 2013.
2.    Amendment to Section 2.18. Section 2.18 of the Credit Agreement is hereby deleted in its entirety.
3.    Amendment to Section 7.2(m). Section 7.2(m) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“additional Indebtedness of the Borrower or any of its Restricted Subsidiaries
in an aggregate principal amount (for the Borrower and all Restricted
Subsidiaries) not to exceed the sum of (A) the greater of (i) $250,000,000 and
(ii) 15% of Consolidated Net Tangible Assets as set forth on the most recent quarterly balance sheet at any one time outstanding minus (B) the aggregate principal amount of debt outstanding pursuant to Section 7.2(a); and”
4.     Amendment to Schedule 1.1A. Schedule 1.1A to the Credit Agreement is hereby deleted in its entirety and replaced with the schedule set forth in Annex I.
5.    Amendments to Exhibits: Exhibits G and H and each reference thereto in the Credit
Agreement is hereby deleted in its entirety.
6.    New Lender.
a.    As a signatory hereto, as of the Amendment Effective Date (as defined below), the New Lender shall become a Lender under the Credit Agreement for all purposes and to the same extent as if originally a party thereto and shall be bound by and entitled to the benefits of the Credit Agreement. The
New Lender shall have a Revolving Commitment in the amount set forth under the heading “Revolving Commitment” opposite the New Lender’s name in Schedule 1.1A to the Credit Agreement (as amended

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pursuant to the
terms hereof). On the Amendment Effective Date, the New Lender shall make available to the Administrative Agent its pro rata share of Revolving
Loans outstanding on such date in accordance with Section 2.2 of the Credit
Agreement as if the New Lender was party to the Credit Agreement on the date such Revolving Loans were originally made and the Administrative
Agent shall reduce the amount of the outstanding Revolving Loans held by each of the Existing Lenders as necessary to achieve a ratable allocation of the outstanding Revolving Loans. For the avoidance of doubt, the Borrower agrees to indemnify the Existing Lenders in accordance with Section 2.14 of the Credit Agreement for any loss incurred by the Existing Lenders in connection with the prepayment of the outstanding Revolving Loans described in this Section 6(a).
b.     The New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this
Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender and (C) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (ii) agrees that
(A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (B) it will perform in accordance with their terms all of the obligations which by the terms of the
Loan Documents are required to be performed by it as a Lender.

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c. The New Lender’s address for notices for the purposes of the Credit    Agreement is as follows:
Bank of America, N.A.
700 Louisiana Street, Houston TX 77002
Attention: Ronald McKaig, Managing Director-Energy Facsimile: 877-283-7502
Telephone: 713-247-7237
7.     Upfront Fee. On the Amendment Effective Date, the Borrower shall pay (or cause to be paid) to each of the Existing Lenders and the New Lender, in immediately available funds, a non-
refundable upfront fee (the “Upfront Fee”) in an amount equal to 50 basis points calculated on the aggregate amount of (i) in the case of the Existing Lenders, Revolving Commitments provided by the
Existing Lenders as of the Amendment Effective Date in excess of Revolving Commitments previously provided on the Closing Date and (ii) in the case of the New Lender, Revolving
Commitments provided by the New Lender under the Credit Agreement as of the Amendment
Effective Date, the full amount of which shall each be fully earned and payable on the Amendment
Effective Date and which fee shall be payable in addition to any other fees owing to the Existing
Lenders under the Credit Agreement.
8.     Representations and Warranties. The Borrower and each Loan Party hereby represent and warrant on and as of the Amendment Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Amendment, (ii) no Default or Event of Default has occurred and is continuing and (iii) each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty is true and correct in all respects) on and as of the
Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects (except to the extent any such representation or warranty is qualified by
“materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty is true and correct in all respects) as of such earlier date).

9.     Effectiveness of Amendment. This Amendment shall become effective upon the date on which the following conditions precedent have been satisfied or waived (such date, the
“Amendment Effective Date”).
(a)     The Administrative Agent shall have received counterparts to this
Amendment duly executed by the Borrower, the Required Lenders and the New Lender.
(b)    At the time of and immediately after giving effect to this Amendment, no
Default or Event of Default shall have occurred and be continuing.

(c)    Each of the Existing Lenders and the New Lender shall have received the

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Upfront Fee payable to them in accordance with Section 7 above.
(d)     The Administrative Agent shall have received payment for all expenses for which invoices have been presented at least one Business Day prior to the Amendment Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid.
10.     Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. Each amendment provided for herein is limited to the specific subsection of the Credit
Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.
11.     Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

12.     Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
13.     Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
14.     Interpretation; Capitalized Terms. This Agreement is a Loan Document for the purposes of the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
15.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SOUTHERN STAR CENTRAL CORP

By:	/s/ Susanne W. Harris
Name:	Susanne W. Harris
Title:	Vice President, Chief Financial Officer and Treasurer

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ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

ROYAL BANK OF CANADA, as an Existing Lender and Issuing Bank

By:
Name:
Title:

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ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

ROYAL BANK OF CANADA, as an Existing Lender and Issuing Bank

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as an Existing Lender

By:	/s/ Tom E. Booth
Name:	Tom E. Booth
Title:	Vice President

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BANK OF AMERICA, N.A., as the New Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

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Annex I

Schedule 1.1A

Commitment Amounts of the Lenders

Name and Address of Lender	Revolving Commitment
Royal Bank of Canada 2800 Post Oak Blvd., Suite 3900 Houston, TX 77056	$52,500,000.00
U.S. Bank, National Association 700 Frederica Street Owensboro, KY 42301	$27,500,000.00
Bank of America, N.A. One Bryant Park, 20th Floor New York, NY 10036	$45,000,000.00
Total Revolving Commitments	$125,000,000.00

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